THE TAIWAN
FUND, INC. -Registration Mark-

- - - - - - - - - - - - - - - - - - - - - -

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997


THE TAIWAN
FUND, INC.

WHAT'S INSIDE
                                PAGE
                                ----
Portfolio Manager's Message       2
Portfolio Snapshot                5
Investments                       6
Financial Statements              8
Notes to Financial Statements    11
Other Information                14
Summary of Dividend
  Reinvestment and
  Cash Purchase Plan             16

- - - - - - - - - - - - - - - - - - - - - -

  PORTFOLIO MANAGER'S MESSAGE
---------------------------------------------------------------------------
---------------------------------------------------------------------------

A message from Michael
Chen, Portfolio Manager
of The Taiwan Fund, Inc.
Dear Shareholders:
We are pleased to present the Semi-Annual Report of the Taiwan Fund Inc. (the "Fund") for the six months ended February 28, 1997. During this period, the Fund's net asset value ("NAV") increased by 29.7% in both U.S. Dollar and New Taiwan Dollar terms, as the New Taiwan Dollar remained at about the same level against the U.S. currency. During the same period, the Taiwan Stock Exchange (TAIEX) Index increased by 24.8%. The Fund outperformed the TAIEX Index principally because the Fund was overweighted in the electronic sector but underweighted in the financial sector for most of the period. While the electronic sector outperformed the TAIEX Index by 31.8%, the financial sector lagged by 23.7%.

In January 1997, the Fund paid a dividend of $0.0078 per share from investment income, as required by U.S. tax regulations to maintain its status as a regulated investment company. On February 28, 1997, the Fund's shares were trading at $25.00 compared to $23.50 on August 31, 1996. The share price represented a discount of 13.3% below the Fund's NAV per share of $28.84.

The stock market extended its rally during the six month period. By the end of February 1997, the TAIEX Index had increased more than 90% since it bottomed out in the third quarter of 1995. The rally was accompanied by very active turnover with average daily trading value reaching a new historical high of almost NT$239 billion, representing over 2.5% of the total stock market capitalization. Until recently the Central Bank had maintained a relaxed monetary policy in an attempt to revive the real economy. However, it appears that the policy has stimulated speculative activity more than the intended economic activity. In recent months, the annual growth rate of M1B has surpassed that of M2, a clear sign of excess liquidity in the financial markets and an indication that the Central Bank's relaxed monetary policy is not having the intended effect on the market for goods and services and thus the real economy.

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Based on past experience, a substantial and sustained increase in the stock market should benefit the real economy indirectly through the wealth effect. We believe that the recent stock market strength has been a significant factor in substantial increases in the purchases of cars and real estate in Taiwan. In addition, the U.S. $14.7 billion trade surplus recorded in 1996 has increased national savings which should boost the level of future demand. Our economic analysis indicates that the growth rates of both industrial production and domestic demand have reversed their downward trend and have begun to increase. We believe that, as more signs of recovery appear, the Central Bank will continue to tighten credit to curb further speculation in the stock market. The Central Bank has been contracting liquidity since March of this year with the result that short-term money market rates have increased by at least 100 basis points. We believe that the liquidity cycle will reach its peak as the business cycle bottoms out. While the stock market may face a correction, we do not believe that this will be the end of the bull market. Rather, we believe that stock price momentum may spread to certain lagging sectors which will benefit from the expected economic recovery.

The stock market rally of the last six months has been centered on the technology sector. This sector gained over 75% in the six month period ended February 28, 1997. Despite the fact that at one point during the past six months, more than 10% of the Fund's net assets were invested in electronic stocks, the Fund has reduced its holdings in this sector so that it is now underweighted compared to the TAIEX and holds only a few stocks in the sector with long term potential. An example of this long-term potential is the integrated circuit packaging and testing industry. As more integrated circuit fabricators start production, demand for packaging and testing services is expected to increase substantially. As a result, we expect there will be a long-term growth trend for these packaging and testing companies. We believe that current valuations in the

Michael Chen on Electronic Stocks:

We agree with the consensus view that, among all industries in Taiwan, the electronic sector probably stands the best chance to grow and prosper in the long term. We also appreciate its competitiveness through manufacturing quality products with low cost.

However we are not comfortable with current valuation levels, at approximately 20 to 25 times the optimistic earnings estimates. The NT$100 billion turnover a day in this sector also worries us. The daily turnover accounts for over 5% of this sector's total market capitalization. We believe that both indicate that the market is expecting strong and stable growth in the future.

Taiwan's electronic companies seldom possess proprietary technology due to low R&D expenditures. As a result, those companies are very sensitive to cycles. Although the compound growth rates look attractive, the swings in demand can be very large. The electronic sector is dynamic and full of risk due to the short product life cycles. Past successes may not guarantee future ones.

We think that too much optimism is reflected in the current high valuations, and that the stock prices will not sustain any significant disappointment.

---------------------------------------------------------------------------
---------------------------------------------------------------------------

electronics sector, except for certain special cases, are too high to justify the risk (see "Michael Chen on Electronic Stocks"). We believe that another sector to avoid is financial institutions. Traditionally, banks can represent good cyclical buys at the bottom of a business cycle. Unfortunately, bank stocks in Taiwan are selling at over 50 times earnings and at approximately 7 times book value, which we believe is too expensive for an industry experiencing heightened competition and eroding margins. As a result, the Fund is continuing to underweight the financial sector.

The world's major economies appear to be growing in an increasingly interdependent way. Industrial production growth within the G7 countries is showing a strong upward trend. We believe this may be reflected soon in a cyclical increase in commodity prices. As a result of these trends steel companies in Taiwan stand a good chance of raising prices because of strong demand and very low downstream inventory. We are also bullish on Taiwan auto manufacturers, particularly those with Japanese partners because their earnings should grow along with a recovering economy, and the weak yen also should enhance their margins. Further investments in sales channels in Taiwan and assembly plants in China will provide sources of long-term growth. In addition, makers of building materials such as cement and rebar are expecting stronger demand and better pricing in the second half of this year. The prospects for improvement are particularly strong for a company operating around the break-even point.

The Formosa group and China concept stocks have been lagging in performance lately. Uncertainty over Taiwan's policy toward investment and trade with China has put pressure on these stock prices. However, we are still convinced that relations between Taiwan and China will gradually improve, and that these companies have good long-term growth prospects. We will give them more time to perform.

During the six-month period, the Fund first raised then lowered holdings in the electronic sector. Shares of the integrated circuit packaging and testing companies were added. The Fund also added investments in auto makers, steel mills and makers of building materials. Holdings in the financial sector were further decreased.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

Michael Chen
Portfolio Manager

  PORTFOLIO SNAPSHOT
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                    TOP TEN EQUITY HOLDINGS
  -------------------------------------------------

HOLDINGS AS OF FEBRUARY 28, 1997
(UNAUDITED)                                         %
---------------------------------------------
Advanced Semiconductor Engineering, Inc.          5.0
---------------------------------------------
Nan Ya Plastics Corp.                             4.4
---------------------------------------------
China Motor Co.                                   4.3
---------------------------------------------
Siliconware Precision Industry                    4.1
---------------------------------------------
Formosa Plastic                                   3.8
---------------------------------------------
Formosa Chemical & Fibre                          3.4
---------------------------------------------
Yue Loong Motor                                   3.0
---------------------------------------------
Asia Cement                                       2.7
---------------------------------------------
Cathay Life Insurance Co. Ltd.                    2.5
---------------------------------------------
Sanyang Industrial Co. Ltd.                       2.5
---------------------------------------------

            TOP TEN EQUITY INDUSTRY WEIGHTINGS
  -------------------------------------------------

WEIGHTINGS AS OF FEBRUARY 28, 1997
(UNAUDITED)                                         %
---------------------------------------------
Automobiles, Tires & Accessories                 13.7
---------------------------------------------
Electronics                                      12.8
---------------------------------------------
Plastics                                         10.5
---------------------------------------------
Iron & Steel                                      9.1
---------------------------------------------
Banks                                             7.2
---------------------------------------------
Textiles & Apparel                                6.4
---------------------------------------------
Building Materials                                5.6
---------------------------------------------
Shipping                                          4.8
---------------------------------------------
Cement                                            4.7
---------------------------------------------
Paper & Forest Products                           4.3
---------------------------------------------

                    TOP TEN EQUITY HOLDINGS
  -------------------------------------------------

HOLDINGS AS OF AUGUST 31, 1996                      %
---------------------------------------------
Nan Ya Plastics Corp.                             4.4
---------------------------------------------
Hon Hai Precision                                 4.2
---------------------------------------------
Cathay Life Insurance Co. Ltd.                    3.6
---------------------------------------------
Formosa Plastic                                   3.5
---------------------------------------------
Delta Electronics Inc.                            3.4
---------------------------------------------
Compeq Manufacturing Co., Inc.                    3.3
---------------------------------------------
Hualon Teijran                                    3.2
---------------------------------------------
Formosa Chemical & Fibre                          3.0
---------------------------------------------
China Motor Co.                                   2.9
---------------------------------------------
Asia Cement                                       2.8
---------------------------------------------

            TOP TEN EQUITY INDUSTRY WEIGHTINGS
  -------------------------------------------------

WEIGHTINGS AS OF AUGUST 31, 1996                    %
---------------------------------------------
Textiles & Apparel                               13.8
---------------------------------------------
Automobiles, Tires & Accessories                 11.7
---------------------------------------------
Banks                                            11.0
---------------------------------------------
Electronics                                       9.8
---------------------------------------------
Computers & Business Equipment                    8.9
---------------------------------------------
Construction & Real Estate                        8.1
---------------------------------------------
Plastics                                          7.9
---------------------------------------------
Insurance                                         4.6
---------------------------------------------
Iron & Steel                                      4.5
---------------------------------------------
Shipping                                          4.1
---------------------------------------------

  THE TAIWAN FUND, INC.
   INVESTMENTS/FEBRUARY 28, 1997 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       US$
                                                                      VALUE
                                                       SHARES       (NOTE 1)
                                                    ------------  -------------
COMMON STOCKS -- 97.0%

BASIC INDUSTRIES - 33.2%
CEMENT - 4.7%
Asia Cement.......................................    6,223,633  $ 12,212,070
Chia Hsin Cement (a)..............................    2,000,000     1,962,209
Taiwan Cement Corp................................    3,300,000     7,374,637
                                                                 ------------
                                                                   21,548,916
                                                                 ------------
CHEMICALS - 0.5%
Eternal Chemical (a)..............................      913,000     2,421,839
                                                                 ------------
DRUGS & HEALTH CARE - 0.8%
Yung Shin Pharmaceuticals.........................    1,226,830     3,388,048
                                                                 ------------
GLASS - 0.8%
Taiwan Glass......................................    1,537,550     3,491,892
                                                                 ------------
INDUSTRIAL MACHINERY - 1.6%
Taichung Machinery (a)............................    3,611,840     7,480,919
                                                                 ------------
IRON & STEEL - 9.1%
Chien Shing Stainless Steel Co. Ltd. (a)..........    1,167,100     1,060,229
China Steel Corp..................................   10,825,025    10,266,466
Kuei Hung Industrial Co. Ltd. (a).................    4,548,000     4,809,114
OrnaTube Enterprises (a)..........................    2,506,250     2,076,399
Sheng Yu Steel Co. Ltd. (a).......................      479,000       699,702
Ton Yi Industrial Corp. (a).......................    7,933,960    10,349,897
Tung Ho Steel (a).................................    6,110,000     7,815,116
Wei Chih Steel Industrial Co. Ltd. (a)............    2,000,000     2,274,709
Yieh Phui Enterprise (a)..........................    2,262,955     2,549,114
                                                                 ------------
                                                                   41,900,746
                                                                 ------------
PAPER & FOREST PRODUCTS - 4.3%
Cheng Loong Co. Ltd. (a)..........................    9,667,500     7,412,219
Chung Hwa Pulp Corp...............................    6,415,000     6,363,717
Yuen Foong Yu Paper Manufacturing (a).............    5,953,700     5,949,373
                                                                 ------------
                                                                   19,725,309
                                                                 ------------
PLASTICS - 10.5%
China Petrochemical Development Corp. (a).........    4,013,000     6,328,641
Formosa Plastic...................................    6,576,578    17,684,112
Nan Ya Plastics Corp..............................    8,378,687    20,094,235
Tong Yang Industry Co. Ltd. (a)...................    2,935,928     4,203,327
                                                                 ------------
                                                                   48,310,315
                                                                 ------------
WIRE & CABLE - 0.9%
Sampo Corp. (a)...................................    1,745,849     1,776,300
Walsin Lihwa Corp. (a)............................    2,857,775     2,409,171
                                                                 ------------
                                                                    4,185,471
                                                                 ------------
TOTAL BASIC INDUSTRIES............................                152,453,455
                                                                 ------------
CONSTRUCTION & REAL ESTATE - 7.2%
BUILDING MATERIALS - 5.6%
Cathay Construction...............................    3,428,000     6,078,721
GoldSun Development & Construction (a)............    1,160,853     1,020,808
Hocheng Corp......................................    5,516,000    10,322,456
Hung Poo Construction Corp. (a)...................      182,000       449,709
Kee Tai Properties Co. Ltd. (a)...................    1,454,120  $  3,011,804
Pacific Construction (a)..........................    4,891,000     4,798,583
                                                                 ------------
                                                                   25,682,081
                                                                 ------------
REAL ESTATE - 1.6%
Chief Construction Corp...........................    1,000,000     2,507,267
Sun Splendor Co. (a)..............................    2,333,914     4,918,860
                                                                 ------------
                                                                    7,426,127
                                                                 ------------
TOTAL CONSTRUCTION & REAL ESTATE..................                 33,108,208
                                                                 ------------
DURABLES - 22.1%
AUTOMOBILES, TIRES & ACCESSORIES - 13.7%
Cheng Shin Rubber Industrial Co...................    6,721,471    10,453,450
China Motor Co....................................    8,362,100    19,902,527
Giant Manufacturing...............................    3,998,900     7,338,098
Sanyang Industrial Co. Ltd. (a)...................    4,750,000    11,478,016
Yue Loong Motor (a)...............................    9,572,000    13,669,317
                                                                 ------------
                                                                   62,841,408
                                                                 ------------
CONSUMER ELECTRONICS - 1.4%
Teco Electric & Machinery Co......................    3,216,000     6,719,477
                                                                 ------------
ELECTRICAL EQUIPMENT - 0.6%
China Electric Manufacturing Co. (a)..............    2,000,000     2,674,418
                                                                 ------------
TEXTILES & APPAREL - 6.4%
Chung Shing Textile (a)...........................    4,000,000     2,369,186
Far Eastern Textile...............................      236,680       368,952
Formosa Chemical & Fibre..........................    9,558,530    15,421,466
Formosa Taffeta Co. Ltd...........................    2,120,000     2,773,256
Hualon Teijran (a)................................    8,800,000     8,250,000
Hung Chou Chemical (a)............................       92,283       107,306
                                                                 ------------
                                                                   29,290,166
                                                                 ------------
TOTAL DURABLES....................................                101,525,469
                                                                 ------------
FINANCE - 9.7%
BANKS - 7.2%
Chang Hwa Bank....................................    1,182,500     7,648,437
China Bills Finance Corp. (a).....................          230           230
First Commercial Bank.............................    1,402,000     9,271,948
Fuh Hwa Securities................................    1,732,941     3,872,670
Hwa Nan Commercial Bank Ltd.......................    1,510,000     8,010,901
ICBC..............................................    1,400,000     4,324,128
                                                                 ------------
                                                                   33,128,314
                                                                 ------------
INSURANCE - 2.5%
Cathay Life Insurance Co. Ltd.....................    1,767,600    11,497,107
                                                                 ------------
TOTAL FINANCE.....................................                 44,625,421
                                                                 ------------
NONDURABLES - 0.7%
FOODS - 0.7%
AGV Products Corp. (a)............................    2,462,190     2,147,259
Great Wall Enterprises............................    1,040,000     1,016,570
                                                                 ------------
TOTAL NONDURABLES.................................                  3,163,829
                                                                 ------------

6   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                       US$
                                                                      VALUE
                                                       SHARES       (NOTE 1)
                                                    ------------  -------------
COMMON STOCKS - CONTINUED

RETAIL & WHOLESALE - 0.4%
GENERAL MERCHANDISE STORES - 0.4%
Far Eastern Department Stores.....................    1,318,278  $  2,011,907
                                                                 ------------
TECHNOLOGY - 18.9%
COMPUTERS & BUSINESS EQUIPMENT - 4.1%
A.D.I. Corp. (a)..................................    2,600,000     2,758,721
Delta Electronics, Inc............................    1,140,560     4,103,032
Macronix International Co. Ltd. (a)...............    1,000,000     1,726,017
Tatung Co.........................................    3,374,783     6,622,031
Wus Printed Circuit...............................    1,319,200     3,379,491
                                                                 ------------
                                                                   18,589,292
                                                                 ------------
ELECTRICAL EQUIPMENT - 2.0%
Yung Tay Engineer.................................    3,717,000     9,387,046
                                                                 ------------
ELECTRONICS - 12.8%
Advanced Semiconductor Engineering,Inc. (a).......    9,095,000    23,134,084
Chuntex Electronic Corp. (a)......................    3,220,000     2,995,349
Compeq Manufacturing Co. Inc......................    1,032,714     4,334,247
Hou Hai Precision (a).............................    1,018,523     3,682,523
Phoenixtec Power Co. Ltd. (a).....................    2,022,000     4,959,484
Siliconware Precision Industry (a)................    6,913,000    18,839,935
Taiwan Mask Corp. (a).............................      225,381       941,817
                                                                 ------------
                                                                   58,887,439
                                                                 ------------
TOTAL TECHNOLOGY..................................                 86,863,777
                                                                 ------------
TRANSPORTATION - 4.8%
SHIPPING - 4.8%
Evergreen Marine Corp.............................    3,859,000     7,431,941
Sincere Navigation................................    3,479,300     3,325,058
U Ming Marine.....................................    3,225,111     3,316,520
Yang Ming Marine Transport........................    5,751,000     7,836,573
                                                                 ------------
TOTAL TRANSPORTATION..............................                 21,910,092
                                                                 ------------
TOTAL COMMON STOCK
  (Identified Cost -- $342,500,207)...............                445,662,158
                                                                 ------------
BANKERS ACCEPTANCE - 0.4%
Chan Chun Chemical 6.00%, 3/04/97 (b).............    6,782,070       246,441
Chang Ho Fibor 6.00%, 3/25/97 (b).................   29,874,249     1,085,547
Chun Yu Works & Co. Ltd. 5.45%, 3/13/97 (b) .        19,917,288       723,739
                                                                 ------------
TOTAL BANKERS ACCEPTANCE
  (Identified Cost -- $2,055,066).................                  2,055,727
                                                                 ------------
CERTIFICATES OF DEPOSIT - 0.4%
Bao Dao Commercial Bank 6.00%, 3/22/97 (identified
  Cost -- $1,719,494).............................   47,329,070     1,719,806
                                                                 ------------

COMMERCIAL PAPER - 1.7%
Duo Li Co. 6.25%, 3/11/97 (b).....................   74,856,243  $  2,720,067
First Taiwan Securities Corp 6.10%, 3/21/97 (b)...   24,876,387       903,938
Jih Sun Securities Co. Ltd. 5.45%, 3/04/97 (b) .     49,866,640     1,812,015
National Security Corp. 5.45%, 3/19/97 (b)........   49,764,626     1,808,308
Shan Yung Securities Co. Ltd. 5.45%, 3/06/97
  (b).............................................    9,970,372       362,295
                                                                 ------------
TOTAL COMMERCIAL PAPER
  (Identified Cost -- $7,599,679).................                  7,606,623
                                                                 ------------
TIME DEPOSITS - 0.2%
ICBC City Branch 5.05%, 3/20/97...................   10,067,447       365,823
Taiwan First Trust Co. 5.20%, 3/20/97.............   20,138,907       731,792
                                                                 ------------
TOTAL TIME DEPOSITS
  (Identified Cost -- $1,093,443).................                  1,097,615
                                                                 ------------

                                                     MATURITY
                                                      AMOUNT
                                                        US$
                                                    -----------
REPURCHASE AGREEMENT - 0.3%
With State Street Bank and Trust Company at 4.00%,
  dated 2/24/97, due 3/3/97 (collateralized by
  U.S. Treasury Notes 6.125%, 5/15/98 market value
  $1,245,065).....................................  $ 1,220,949  $  1,220,000
                                                                 ------------
TOTAL INVESTMENTS - 100%
  (COST -- $356,187,889)..........................               $459,361,929
                                                                 ------------
                                                                 ------------

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a)  Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $356,866,830. Net unrealized appreciation aggregated $102,495,099, of which $103,698,497 related to appreciated investment securities and $1,203,398 related to depreciated investment securities. In addition, the Fund had a capital loss carryforward of $9,725,670 for the year ended August 31, 1996. The capital loss carryforward may be utilized to offset capital gains through August 31, 2004.

    The accompanying notes are an integral part of the financial statements.   7

  FINANCIAL STATEMENTS
---------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (Unaudited)

ASSETS
Investment in securities, at value (including
  repurchase agreement of $1,220,000) (cost
  $356,187,889) (Notes 1 and 2) - See accompanying
  schedule........................................                 $  459,361,929
Cash..............................................                         43,090
Cash in New Taiwan dollars (cost $1,144,761)......                      1,144,221
Receivable for investments sold...................                     16,079,218
Interest receivable...............................                         16,612
Prepaid expenses..................................                            380
                                                                   --------------
  Total assets....................................                    476,645,450
LIABILITIES
Payable for investments purchased.................  $  3,644,810
Accrued management fee (Note 3)...................       717,396
Taiwan withholding tax payable (Note 1)...........        22,368
Other payables and accrued expenses...............       264,854
                                                    ------------
  Total liabilities...............................                      4,649,428
                                                                   --------------
NET ASSETS........................................                 $  471,996,022
                                                                   --------------
                                                                   --------------
Net Assets consist of (Note 1):
Paid in capital...................................                 $  329,526,338
Accumulated net investment income (loss)..........                     (3,746,368)
Accumulated undistributed net realized gain (loss)
  on investments and foreign currency.............                     43,044,079
Net unrealized appreciation (depreciation) on:
  Investment securities...........................                    103,174,040
  Assets and liabilities denominated in foreign
    currencies....................................                         (2,067)
                                                                   --------------
NET ASSETS........................................                 $  471,996,022
                                                                   --------------
                                                                   --------------
NET ASSET VALUE, per share
  ($471,996,022  DIVIDED BY 16,365,572 shares
  outstanding)....................................                         $28.84
                                                                            -----
                                                                            -----

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1997 (Unaudited)

INVESTMENT INCOME
Dividends.........................................                   $      401,727
Interest..........................................                          601,930
                                                                     --------------
                                                                          1,003,657
Less: Taiwan witholding tax (Note 1)..............                         (181,571)
                                                                     --------------
  Total Income....................................                          822,086
EXPENSES
Management fee (Note 3)
  Basic fee.......................................  $    3,053,070
  Performance adjustment..........................         457,184
Custodian fees and expenses.......................         416,169
Taiwan stock dividend tax (Note 1)................          93,183
Administration and accounting fees (Note 3).......         143,401
Legal.............................................          74,384
Directors compensation............................          48,101
Audit.............................................          47,301
Insurance fees....................................          21,820
Shareholder communications........................          28,666
Delaware franchise tax............................          32,232
Transfer agent fees...............................           8,927
Miscellaneous.....................................          16,365
                                                    --------------
  Total expenses..................................                        4,440,803
                                                                     --------------
NET INVESTMENT INCOME (LOSS)......................                       (3,618,717)
                                                                     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTE 1)
Net realized gain (loss) on:
  Investment securities...........................      50,298,964
  Foreign currency transactions...................         (40,781)      50,258,183
                                                    --------------
Change in net unrealized appreciation
  (depreciation) on:
  Investment securities...........................      61,324,801
  Assets and liabilities denominated in foreign
    currencies....................................            (494)      61,324,307
                                                    --------------   --------------
Net gain (loss)...................................                      111,582,490
                                                                     --------------
Net increase (decrease) in net assets resulting
  from operations.................................                   $  107,963,773
                                                                     --------------
                                                                     --------------

8   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED
                                                    FEBRUARY 28,   YEAR ENDED
                                                        1997       AUGUST 31,
                                                    (UNAUDITED)       1996
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)....................  $ (3,618,717) $ (2,758,105)
  Net realized gain (loss) on investments.........    50,258,183   (13,487,853)
  Change in net unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions.........................    61,324,307    77,143,065
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
    from operations...............................   107,963,773    60,897,107
                                                    ------------  ------------
Distributions to shareholders
  In excess of net investment income..............      (127,651)     (370,659)
                                                    ------------  ------------
Share transactions (Note 4)
  Net proceeds from sales of shares...............            --    32,529,699
  Reinvestment of distributions from net
    investment income.............................         1,254         7,217
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
    from share transactions.......................         1,254    32,536,916
                                                    ------------  ------------
    Total increase (decrease) in net assets.......   107,837,376    93,063,364
NET ASSETS
Beginning of period...............................   364,158,646   271,095,282
                                                    ------------  ------------
End of period (including accumulated net
  investment income (loss) of $(3,746,368) and $0,
  respectively)...................................  $471,996,022  $364,158,646
                                                    ------------  ------------
                                                    ------------  ------------
OTHER INFORMATION
Shares (Note 4)
  Sold............................................            --     1,538,805
  Issued in reinvestment of distributions from net
    investment income.............................            53           357
                                                    ------------  ------------
Net increase (decrease)...........................            53     1,539,162
                                                    ------------  ------------
                                                    ------------  ------------

    The accompanying notes are an integral part of the financial statements.   9

---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+
                                                  SIX MONTHS
                                                    ENDED
                                                 FEBRUARY 28,                    YEARS ENDED AUGUST 31,
                                                     1997      ----------------------------------------------------------
                                                 (UNAUDITED)      1996        1995        1994        1993        1992
                                                 ------------  ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
Net asset value, beginning of period...........   $   22.25    $   18.28   $   32.26   $   18.06   $   19.68   $   19.67
                                                 ------------  ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
  Net investment income (loss).................       (0.22)       (0.18)++     (0.19)     (0.24)       0.20        0.06
  Net realized and unrealized gain (loss) on
    investments................................        6.82         4.18       (7.27)      14.20       (1.70)      (0.20)
                                                 ------------  ----------  ----------  ----------  ----------  ----------
  Total from investment operations.............        6.60         4.00       (7.46)      13.96       (1.50)      (0.14)
                                                 ------------  ----------  ----------  ----------  ----------  ----------
Less Distributions
  From net investment income...................          --           --          --       (0.14)      (0.12)         --
  In excess of net investment income...........       (0.01)       (0.03)         --       (0.01)         --          --
  From net realized gains......................          --           --       (5.88)         --          --          --
  In excess of net realized gains..............          --           --       (0.21)         --          --          --
                                                 ------------  ----------  ----------  ----------  ----------  ----------
  Total distributions..........................       (0.01)       (0.03)      (6.09)      (0.15)      (0.12)         --
                                                 ------------  ----------  ----------  ----------  ----------  ----------
Antidilution/(Dilution) resulting from
  additional offering of shares at market and
  reinvestment of dividends at market..........          --         0.02       (0.40)       0.44          --        0.46
Offering expenses..............................          --        (0.02)      (0.03)      (0.05)         --       (0.31)
                                                 ------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period.................   $   28.84    $   22.25   $   18.28   $   32.26   $   18.06   $   19.68
                                                 ------------  ----------  ----------  ----------  ----------  ----------
                                                 ------------  ----------  ----------  ----------  ----------  ----------
Market value, end of period....................   $   25.00    $   23.50   $   21.63   $   31.88   $   20.13   $   17.88
                                                 ------------  ----------  ----------  ----------  ----------  ----------
                                                 ------------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN
Per-share market value.........................         6.4%         8.8%      (12.0)%      59.2%       13.3%      (25.9)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)........   $ 471,996    $ 364,159   $ 271,095   $ 363,723   $ 145,190   $ 158,168
Ratio of expenses to average net assets+++.....        2.18%*       2.24%       2.43%       2.49%       2.67%       2.94%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense .               2.14%*       1.81%       2.02%       2.28%       2.49%       2.71%
Ratio of net investment income (loss) to
  average net assets...........................       (1.78)%*     (0.92)%     (0.78)%     (1.01)%      1.05%       0.29%
Portfolio turnover rate........................          55%         131%        159%        267%        163%        129%
Average commission rate++++....................   $   0.002    $   0.002          --          --          --          --

*   ANNUALIZED.
+   BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
++ INVESTMENT INCOME PER SHARE REFLECTS A REGULAR DIVIDEND FROM CHINA STEEL CORP. OF $0.05 PER SHARE. (BASED ON SHARES OUTSTANDING AT 8/31/96.)
+++ EXPENSE RATIO INCLUDES 20% TAX PAID ON STOCK DIVIDENDS RECEIVED BY THE FUND. ++++ FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
    REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR TRADES ON WHICH COMMISSIONS ARE CHARGED.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
---------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 10% of such shares. In addition, all QFIIs together can not own more than 25% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

SECURITY VALUATION. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

FOREIGN CURRENCY TRANSLATION. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement

--------------------------------------------------------------------------------

of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

DISTRIBUTIONS TO SHAREHOLDERS. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

---------------------------------------------------------------------------

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $210,810,985 and $210,821,937, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.50% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +- .50%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period. For the six months ended February 28, 1997, the management fee was equivalent to an annual rate of 1.73% of average net assets.

DIRECTORS FEES. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

ADMINISTRATION FEES. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 1997, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding. On January 17, 1997, the Fund issued 53 shares of its common stock, valued at $1,254, to shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan.

  OTHER INFORMATION (UNAUDITED)
---------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING

The Fund held its annual stockholders meeting on April 22, 1997. The meeting originally was scheduled for February 26, 1997, but was adjourned several times due to an insufficient number of shares voting on certain matters on the agenda. The following actions were taken at the meeting:

1) ELECTION OF DIRECTORS -- The stockholders of the Fund elected Benny T. Hu, Harvey H.W. Chang, Joe O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean and Lawrence F. Weber to the Board of Directors to hold office until their successors are elected and qualified.

                            FOR                   WITHHELD
                   ----------------------  -----------------------
Benny T. Hu               9,597,338                 322,741
Harvey H.W. Chang         9,806,027                 114,051
Joe O. Rogers             9,807,789                 112,289
Jack C. Tang              9,595,243                 324,836
Shao-Yu Wang              9,803,735                 116,343
David Dean                9,802,897                 117,181
Lawrence F. Weber         9,817,863                 102,215

2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS -- The stockholders of the Fund ratified the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending August 31, 1997.

      FOR             AGAINST           ABSTAIN
----------------  ----------------  ----------------
   9,867,737           23,770            28,570

3) APPROVAL OR DISAPPROVAL OF REINCORPORATION OF THE FUND -- The stockholders of the Fund did not approve an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland Corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary.

      FOR             AGAINST           ABSTAIN       BROKER NON-VOTE
----------------  ----------------  ----------------  ----------------
   3,512,245         1,870,697          481,003          4,056,134

4) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION -- The stockholders of the Fund did not approve an amendment to the Fund's Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 60,000,000.

      FOR             AGAINST           ABSTAIN       BROKER NON-VOTE
----------------  ----------------  ----------------  ----------------
   3,943,650         1,445,101          475,194          4,056,134

---------------------------------------------------------------------------

5) APPROVAL OR DISAPPROVAL OF AN AMENDMENT PERMITTING THE FUND TO PURCHASE TAIWAN STOCK EXCHANGE LISTED SECURITIES ISSUED IN INITIAL OR SUBSEQUENT PUBLIC OFFERINGS -- The stockholders of the Fund did approve an amendment to the Fund's investment limitations permitting the Fund to purchase Taiwan Stock Exchange listed securities issued in initial and subsequent public offerings.

      FOR             AGAINST           ABSTAIN       BROKER NON-VOTE
----------------  ----------------  ----------------  ----------------
   6,105,791          418,391           482,855          1,343,476

6) APPROVAL OR DISAPPROVAL OF AN AMENDMENT PERMITTING THE FUND TO ENGAGE IN CURRENCY HEDGING TRANSACTIONS -- The stockholders of the Fund did approve an amendment to the Fund's investment limitations permitting the Fund to engage in currency hedging transactions.

      FOR             AGAINST           ABSTAIN       BROKER NON-VOTE
----------------  ----------------  ----------------  ----------------
   5,784,723         1,160,186           47,402          1,358,201

  SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
---------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266.

The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage

---------------------------------------------------------------------------
firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/ or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

EITHER THE FUND OR THE PLAN AGENT MAY AMEND OR TERMINATE THE PLAN. EXCEPT IN THE CASE OF AMENDMENTS NECESSARY OR APPROPRIATE TO COMPLY WITH APPLICABLE LAW, RULES OR POLICIES OR A REGULATORY AUTHORITY, PARTICIPANTS WILL BE MAILED WRITTEN NOTICE AT LEAST 90 DAYS BEFORE THE EFFECTIVE DATE OF ANY AMENDMENT. IN THE CASE OF TERMINATION, PARTICIPANTS WILL BE MAILED WRITTEN NOTICE AT LEAST 90 DAYS BEFORE THE RECORD DATE OF ANY DIVIDEND OR CAPITAL GAINS DISTRIBUTION BY THE FUND.

---------------------------------------------------------------------------

   UNITED STATES ADDRESS
   The Taiwan Fund, Inc.
   225 Franklin Street
   Boston, MA
   1-800-636-9242

   INVESTMENT ADVISER
   China Securities Investment Trust Corporation
   Taipei, Taiwan

   DIRECTORS AND OFFICERS
   Benny T. Hu, President and Director
   Harvey H.W. Chang, Director
   David Dean, Director
   Joe O. Rogers, Director
   Jack C. Tang, Director
   S.Y. Wang, Director
   Lawrence F. Weber, Director
   Gloria Wang, Treasurer and Secretary
   Laurence E. Cranch, Assistant Secretary

   ADMINISTRATOR,
   ACCOUNTING AGENT,
   TRANSFER AGENT,
   DIVIDEND PAYING AGENT,
    AND REGISTRAR
   State Street Bank and Trust Company
   Boston, MA

   CUSTODIANS
   The International Commercial Bank of China
   Taipei, Taiwan
   State Street Bank and Trust Company
   Boston, MA

   LEGAL COUNSEL
   Rogers & Wells, New York, NY
   Lee and Li, Taipei, Taiwan

   INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P.
   Boston, MA